UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2019

CSS Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-2661	13-1920657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Plymouth Road, Suite 300, Plymouth Meeting, PA	19462
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(610) 729-3959

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	CSS	New York Stock Exchange

Item 2.02 Results of Operations and Financial Condition.
On May 8, 2019, we issued a press release regarding the matters described in Item 2.05 hereof. The press release contains certain financial information regarding the Company’s fiscal year ended March 31, 2019. The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated herein by reference.
The information provided in this Item 2.02 (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by us pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.
Item 2.05 Costs Associated with Exit or Disposal Activities.
On May 2, 2019, we committed to a restructuring plan to reduce our cost base. As part of the plan, we are reducing our employment costs by eliminating certain positions, primarily in the United States and Hong Kong. We initiated these actions to better position ourselves for improved profitability and to better align our resources with our current business operations. These actions will largely be completed during the first half of fiscal 2020. We expect that the execution of this plan will result in operational efficiencies and a reduction of our overall cost structure. In connection with these actions, we expect to incur pre-tax restructuring charges in the first quarter of fiscal 2020 that are currently estimated to be between $2.0 million and $2.3 million, all related to employee severance costs. These changes are expected to require cash expenditures in the amount of the charges.
Item 7.01 Regulation FD Disclosure.
On May 8, 2019, we issued a press release regarding the matters described in Item 2.05 hereof. The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated herein by reference.
The information provided in this Item 7.01 (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by us pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.
Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release of CSS Industries, Inc. dated May 8, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSS Industries, Inc.
(Registrant)

Date:	May 8, 2019	By:	/s/ Keith W. Pfeil
Keith W. Pfeil
Executive Vice President – Finance and Chief Financial Officer

3